CitiMortgage, Inc.
P.O. Box 790013
M.S. 313
St. Louis, MO 63179-0013


                                                                        Citi


       Management Assessment of Compliance with Applicable Servicing Criteria

1. CitiMortgage, Inc. (the "Servicer") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission, as set forth in Exhibit A hereto, in connection with the servicing of
    1) first lien residential mortgage loans except for (a) Freddie Mac, Fannie Mae, and Ginnie Mae residential mortgage loan securitizations unless part of a special bond program and (b) loans held for its own portfolio and 2) student loans issued subsequent to January 1, 2006, for which the Servicer performs a particular servicing function pursuant to a servicing agreement with a third party, utilizing the Citilink system (the "Platform") as of and for the year ended December 31, 2007;

2. The Servicer has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities as of and for the year ended December 31, 2007. As set forth in Exhibit A hereto, the Servicer's management has determined that these Vendors are not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Servicer's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each Vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (Interpretation 17.06).
    As permitted by Interpretation 17.06, management has asserted that it has policies and procedures in place designed to provide reasonable assurance that the Vendors' activities comply in all material respects with the servicing criteria applicable to each Vendor. The Servicer's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the Vendors and related criteria;

3. Except as set forth in paragraph 4 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of and for the year ended December 31, 2007;

4. The criteria listed as Inapplicable Servicing Criteria on Exhibit A hereto are inapplicable to the Servicer based on the activities it performs with respect to asset-backed securities transactions involving the Platform. For student loan transactions, all of the criteria on Exhibit A are inapplicable to the Servicer, except for 1122(d)(3)(i)(A), 1122(d)(3)(i)(B) and 1122(d)(3)(ii), based on the activities it performs with respect to asset-backed securities transactions involving the Platform;

5. The Servicer has complied, in all material respects, with the applicable servicing criteria as of and for the year ended December 31, 2007;

6. The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of and for the year ended December 31, 2007;

7. The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of and for the year ended December
    31, 2007; and

8. KPMG LLP, a registered public accounting firm, has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2007.


February 22, 2008


    By: /s/Herb Gover
    -------------------------------------
    Name: Herb Gover
    Title: Executive Vice President, North American Consumer Asset Operations-Senior Officer in Charge of Servicing



                                       EXHIBIT A


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                         Performed   Performed by   Performed
                                                                                            by       subservicer       by
                                                                                         Vendor(s)   or vender(s)  CitiMortgage
                                                                                         for which   for which        or by
                                                                              Performed CitiMortgage CitiMortgage subservicer(s)
                                                                              Dirctly      is the     is NOT the    or vendor(s)
                                                                                 by      Responsible Responsible   retained by
                                                                             CitiMortage    Party       Party      CitiMortgage

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in           X
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to         X
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                             X
1122(d)(1)(iii)   back-up servicer for the loans are maintained.
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect     X
                  on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on loans are deposited into the                         X(i)        X(ii)
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor     X(iii)      X(iv)                     X(v)
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash      X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash           X
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured      X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------

----------
(1) Check only cirteria which are performed by subservicer(s) or vendor(s) retained by CitiMortage.

(2) Check only those criteria which CitiMortgage does NOT, (i) perform directly, (ii) take responsibility for the performance of by a Vendor or
      (iii) retain subservicer(s) or vendors(s) to perform.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                         Performed   Performed by   Performed
                                                                                            by       subservicer       by
                                                                                         Vendor(s)   or vender(s)  CitiMortgage
                                                                                         for which   for which        or by
                                                                              Performed CitiMortgage CitiMortgage subservicer(s)
                                                                              Dirctly      is the     is NOT the    or vendor(s)
                                                                                 by      Responsible Responsible   retained by
                                                                             CitiMortage    Party       Party      CitiMortgage

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized     X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all           X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the        X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of loans serviced by the
1122(d)(3)(i)     Servicer.
-------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in            X
                  accordance with timeframes, distribution priority and other
1122(d)(3)(ii)    terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two           X
                  business days to the Servicer's investor records, or such
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports            X
                  agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on loans is maintained as                  X(vi)                                 X(vii)
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Loan and related documents are safeguarded as                     X(viii)                               X(ix)
1122(d)(4)(ii)    required by the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool        X
                  are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                         Performed   Performed by   Performed
                                                                                            by       subservicer       by
                                                                                         Vendor(s)   or vender(s)  CitiMortgage
                                                                                         for which   for which        or by
                                                                              Performed CitiMortgage CitiMortgage subservicer(s)
                                                                              Dirctly      is the     is NOT the    or vendor(s)
                                                                                 by      Responsible Responsible   retained by
                                                                             CitiMortage    Party       Party      CitiMortgage

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on loans, including any payoffs, made in                X(x)        X(xi)
                  accordance with the related loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the loans agree                  X
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's       X
                  loans (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans,     X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during      X
                  the period a loan is delinquent in accordance with
                  the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent loans including, for example
                  phone calls, letters and payment rescheduling plans in case where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)  unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for loans        X
                  with variable rates are computed based on the related
1122(d)(4)(ix)    loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as         X(xii)      X(xiii)
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's loan documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable loan
                  documents and state laws; and (C) such funds are returned
                  to the obligor within 30 calendar days of full repayment of the related loans, or such other number of days specified
1122(d)(4)(x)     in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or             X(xiv)      X(xv)
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the Servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment         X(xvi)      x(xvii)
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted             X(xviii)     X(xix)
                  within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are         X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                         Performed   Performed by   Performed
                                                                                            by       subservicer       by
                                                                                         Vendor(s)   or vender(s)  CitiMortgage
                                                                                         for which   for which        or by
                                                                              Performed CitiMortgage CitiMortgage subservicer(s)
                                                                              Dirctly      is the     is NOT the    or vendor(s)
                                                                                 by      Responsible Responsible   retained by
                                                                             CitiMortage    Party       Party      CitiMortgage

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item     X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Footnotes to Exhibit A Servicing Criteria

i The servicer performs all of the criterion 1122(d)(2)(i) except for the lockbox function, which is a specific, limited activity.

ii  The vendor performs only the lockbox function for criterion
 1122(d)(2)(i)

iii The servicer under criterion 1122(d)(2)(ii) makes authorized disbursements on behalf of an obligor for escrowed amounts and to investors
and/or the paying agent for their disbursement to investors.

iv Under criterion 1122(d)(2)(ii), in specific, limited instances the tax and insurance monitoring vendors make disbursements on behalf of an obligor.

v The paying agent (another party participating in the servicing function for which the servicer is not the responsible party) makes authorized disbursements to investors.

vi The servicer prepares and ships the required laon documents to the vendor that performs the custodian function.

vii  The vendor performs the custodian function.

viii The servicer prepares and ships the required loan documents to the vendor that performs the custodian functions.

ix  The vendor performs the custodian function.

x The servicer performs all the criterion 1122(d)(4)(iv) except for the lockbox function, which is aspecific, limited activity.

xi  The vendors performs only the lockbox function for criteron
 1122(d)(4)(iv).

xii  The servicer performs all of the functions under criterion
 1122(d)(4) (x) except for specific, limited tax and insurance monitoring activity performed by vendors.

xiii The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(x).

xiv  The servicer performs all of the functions under criterion 1122(d)(4)
(xi) except for specific, limited tax and insurance monitoring activity performed by vendors.

xv The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xi).

xvi  The servicer performs all of the functions under criterion 1122(d)(4)
(xii) except for specific, limited tax and insurance monitoring activity performed by vendors.

xvii The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xii).

xviii The servicer performs all of the functions under criterion
1122(d)(4)(xiii) except for specific, limited tax and insurance monitoring activity performed by vendors.

xix The vendors performs specific, limited tax and insurance monitoring functions for criterion 1122(d)(4)(xiii).